UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): October 9, 2007

EPOCH HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9728	20-1938886
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY	10019
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code: 212-303-7200

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of Epoch Holding Corporation (the "Company"), at a meeting held on October 9, 2007, declared a quarterly cash dividend on the Company’s Common Stock of $0.025 per share. The dividend is payable on November 15, 2007 to all shareholders of record at the close of business on October 31, 2007.

The Company expects quarterly dividends going forward to be paid in February, May, August and November of each fiscal year, and anticipates a total annual dividend of $0.10 per common share. However, the actual declaration of future cash dividends, and the establishment of record and payment dates, will be subject to final determination by the Board of Directors each quarter after its review of the Company's financial performance.

A copy of the press release issued by the Company is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

99.1     Press Release dated October 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH HOLDING CORPORATION

By:	/s/ Adam Borak
Name: Adam Borak
Title: Chief Financial Officer

Date: October 10, 2007